                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Marilyn K. Cranney and Barry Fink, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:   July 22, 1998




                                                      /s/Charles A. Fiumefreddo
                                                         ----------------------
                                                         Charles A. Fiumefreddo

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that John R. Haire, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   July 22, 1998




                                                              /s/ John R. Haire
                                                                  -------------
                                                                  John R. Haire

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   July 22, 1998




                                                          /s/ Manuel H. Johnson
                                                          ---------------------
                                                              Manuel H. Johnson

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   July 22, 1998



                                                          /s/ Michael E. Nugent
                                                          ---------------------
                                                              Michael E. Nugent

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   July 22, 1998



                                                              /s/ Edwin J. Garn
                                                                  -------------
                                                                  Edwin J. Garn

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 22, 1998



                                                              /s/ Michael Bozic
                                                                  -------------
                                                                  Michael Bozic

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that John L. Schroeder, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 22, 1998


                                                          /s/ John L. Schroeder
                                                              -----------------
                                                              John L. Schroeder

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Philip J. Purcell, whose signature appears below, constitutes and appoints Marilyn K. Cranney and Barry Fink, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   July 22, 1998


                                                          /s/ Philip J. Purcell
                                                              -----------------
                                                              Philip J. Purcell

                               POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints David M. Butowsky, Ronald M. Feiman and Stuart M. Strauss, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any amendments to any registration statement of MORGAN STANLEY DEAN WITTER S&P 500 SELECT FUND, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: July 22, 1998


                                                            /s/ Wayne E. Hedien
                                                                ---------------
                                                                Wayne E. Hedien